UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 16, 2015
Date of Report (Date of Earliest Event Reported)

COMM 2015-CCRE25 Mortgage Trust
(Exact name of issuing entity)

German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

Silverpeak Real Estate Finance LLC
(Exact name of sponsor as specified in its charter)

KeyBank National Association
(Exact name of sponsor as specified in its charter)

Ladder Capital Finance LLC
(Exact name of sponsor as specified in its charter)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Delaware	333-193376-22	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

60 Wall Street
New York, New York
(Address of principal executive offices)

 (212) 250-2500
Registrant's telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On August 25, 2015, Deutsche Mortgage & Asset Receiving Corporation (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2015 (the "Pooling and Servicing Agreement"), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as a special servicer, LNR Partners, LLC, as a special servicer, Pentalpha Surveillance LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, of COMM 2015-CCRE25 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the "Certificates").
The Certificates represent, in the aggregate, the entire beneficial ownership in COMM 2015-CCRE25 Mortgage Trust (the "Issuing Entity"), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 84 fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on 145 commercial, multifamily and manufactured housing community properties.
The Mortgage Loan secured by the mortgaged properties identified in the Prospectus Supplement as Heartland Industrial Portfolio (the "Heartland Industrial Portfolio Mortgage Loan"), which is an asset of the Issuing Entity, is part of a loan combination (the "Heartland Industrial Portfolio Loan Combination") that also includes the Heartland Industrial Portfolio Mortgage Loan and two (2) other pari passu promissory notes that are not assets of the Issuing Entity.  The Heartland Industrial Portfolio Loan Combination is being serviced and administered in accordance with the Pooling and Servicing Agreement, an executed version of which was attached to the Registrant's Form 8-K filed on August 25, 2015 as Exhibit 4.1, and the Co-Lender Agreement, dated as of August 6, 2015, between German American Capital Corporation, as Note A-1 holder, Note A-2 holder and Note A-3 holder, an executed version of which is attached hereto as Exhibit 4.1.
The Mortgage Loan secured by the mortgaged property identified in the Prospectus Supplement as Pearlridge Center (the "Pearlridge Center Mortgage Loan"), which is an asset of the Issuing Entity, is part of a loan combination (the "Pearlridge Center Loan Combination") that also includes the Pearlridge Center Mortgage Loan and three (3) other pari passu promissory notes and four (4) subordinate promissory notes that are not assets of the Issuing Entity.  The Pearlridge Center Loan Combination is being serviced and administered in accordance with the Pooling and Servicing Agreement, dated as of July 24, 2015 (the "WPG Pooling and Servicing Agreement"), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer and Pearlridge special servicer, Pacific Life Insurance Company, as Scottsdale special servicer, and Wells Fargo Bank, National Association, as trustee and certificate administrator, entered into in connection with the WP Glimcher Mall Trust 2015-WPG, an executed version of which was attached to the Registrant's Form 8-K filed on August 25, 2015 as Exhibit 99.7, and the Co-Lender Agreement, dated as of July 24, 2015, by and among JPMorgan Chase Bank, National Association, as initial Note 1 holder, and German American Capital Corporation, as initial Note 2 holder, an executed version of which is attached hereto as Exhibit 4.2.
The Mortgage Loan secured by the mortgaged property identified in the Prospectus Supplement as Scottsdale Quarter (the "Scottsdale Quarter Mortgage Loan"), which is an asset of the Issuing Entity, is part of a loan combination (the "Scottsdale Quarter Loan Combination") that also includes the Scottsdale Quarter Mortgage Loan and three (3) other pari passu promissory notes and four (4) subordinate promissory notes that are not assets of the Issuing Entity.  The Scottsdale Quarter Loan Combination is being serviced and administered in accordance with the WPG Pooling and Servicing Agreement, entered into in connection with the WP Glimcher Mall Trust 2015-WPG, an executed version of which was attached to the Registrant's Form 8-K filed on August 25, 2015 as Exhibit 99.7, and the Co-Lender Agreement, dated as of July 24, 2015, by and among JPMorgan Chase Bank, National Association, as initial Note 1 holder, and German American Capital Corporation, as initial Note 2 holder, an executed version of which is attached hereto as Exhibit 4.3.

Item 9.01.                          Financial Statements and Exhibits.
(d)            Exhibits
Exhibit 4.1	Co-Lender Agreement, dated as of August 6, 2015, between German American Capital Corporation, as the Note A-1 Holder, Note A-2 Holder and Note A-3 Holder.
Exhibit 4.2	Co-Lender Agreement, dated as of July 24, 2015, by and among JPMorgan Chase Bank, National Association, as Initial Note 1 Holder, and German American Capital Corporation, as Initial Note 2 Holder.
Exhibit 4.3	Co-Lender Agreement, dated as of July 24, 2015, by and among JPMorgan Chase Bank, National Association, as Initial Note 1 Holder, and German American Capital Corporation, as Initial Note 2 Holder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)

Date: October 16, 2015	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: President

By:	/s/ Matthew Smith
Name: Matthew Smith
Title: President

INDEX TO EXHIBITS
Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Co-Lender Agreement, dated as of August 6, 2015, between German American Capital Corporation, as the Note A-1 Holder, Note A-2 Holder and Note A-3 Holder.	(E)

4.2	Co-Lender Agreement, dated as of July 24, 2015, by and among JPMorgan Chase Bank, National Association, as Initial Note 1 Holder, and German American Capital Corporation, as Initial Note 2 Holder.	(E)

4.3	Co-Lender Agreement, dated as of July 24, 2015, by and among JPMorgan Chase Bank, National Association, as Initial Note 1 Holder, and German American Capital Corporation, as Initial Note 2 Holder.	(E)